UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)

October 14, 2010

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Truesport Alliances and Entertainment, Ltd.

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(Exact Name of Registrant as Specified in Its Charter)

Nevada

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(State or Other Jurisdiction of Incorporation)

000-53564	26-1395403
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(Commission File Number)	(IRS Employer Identification No.)

5795-A Rogers Street, Las Vegas, Nevada 89118

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(Address of Principal Executive Offices)      (Zip Code)

702-543-5141

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(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     .      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     .      Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     .      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     .      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS, COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On October 14, 2010, Todd Youren resigned from the Board of Directors and as secretary due to scheduling conflicts. Mr. Youren did not serve on any committees of the Board of Directors.

On October 29, 2010, David Thistle resigned from the Board of Directors due to a potential conflict. Mr. Thistle did not serve on any committees of the Board of Directors.

On December 20, 29, 2010, Michael Dobbins resigned from the Board of Directors and as Treasurer due to a potential conflict. Mr. Dobbins did not serve on any committees of the Board of Directors.

All resignees’ positions shall remain open until the next regularly scheduled Board of Directors elections.

Mr. Scott Ence, the current President will serve in the position of interim Treasurer until the next regularly scheduled officer election.

With over 21 years of experience in the health and fitness industry, Mr. Ence’s groundwork includes involvement in many of the industry’s cutting-edge business models. Mr. Ence began his career as sales manager for Mega Pro Sports Nutrition Company, gaining the experience necessary to open and operate four top-producing Max Muscle Sports Nutrition stores. Mr. Ence sold them back to Max Muscle in 2002. Mr. Ence has owned and operated a nutrition distribution company and an anti-aging clinic over a ten-year period.

Recently Mr. Ence owned and operated Fight Club Las Vegas, which has now evolved into the TapouT R & D Training Center.

Mr. Brent Stuchlik, the current President will serve in the position of interim Treasurer until the next regularly scheduled officer election.

A former U.S. Army Ranger, Mr. Stuchlik brings forth an impeccable work ethic and understands operating systems development and how to adapt operating systems to changing environments. For the last 10 years he has been enveloped in all aspects of the MMA community. Mr. Stuchlik has an undefeated record in both professional muay thai and MMA competition and has developed training programs for world champion athletes. Mr. Stuchlik understands the functionality behind the systems required to create an unparalleled operational plan.

Approximately six years ago, Mr. Stuchlik graduated from the training side of MMA and fitness to managing some of the most profitable gyms in the country. His operational experience began with managing City Boxing in San Diego and progressed to developing Southern California’s first fully functional MMA gym. In 2006, Mr. Stuchlik joined the Throwdown Industries, Inc. team to consult and develop MMA facilities. Since that time, Mr. Stuchlik has overseen the development of some of the country’s top training centers, such as Xtreme Couture Las Vegas, Vancouver, West Palm Beach and New York (Randy Couture); The Lab (Royce Gracie); Alliance Training Center; Throwdown Elite Orem and San Diego.

c)    Exhibits

No.	Exhibits
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99	Todd Youren resignation letter.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 11, 2011

By: /s/ Scott Ence

Name:  Scott Ence

Title: President

EXHIBIT INDEX

No.	Exhibits
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99	Todd Youren resignation letter.

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